UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant [   ]

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[ ]	Preliminary Proxy Statement.

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[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials.

[ ]	Soliciting Material Pursuant to §240.14a-12

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE NORTH AMERICAN ENERGY CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
TORTOISE MLP FUND, INC.
TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

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TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE NORTH AMERICAN ENERGY CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
TORTOISE MLP FUND, INC.
TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC.

11550 Ash Street, Suite 300
Leawood, Kansas 66211

March 21, 2013

Dear Fellow Stockholder:

You are cordially invited to attend the combined annual meeting of stockholders of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), and Tortoise Energy Independence Fund, Inc. (“NDP”) (each a “Company” and collectively, the “Companies”) on Thursday, May 30, 2013 at 10:00 a.m., Central Time at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

At the meeting, you will be asked to (i) elect two directors of the Company, (ii) approve a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions, (iii) ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2013, and (iv) consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof.

Enclosed with this letter are answers to questions you may have about the proposals, the formal notice of the meeting, the Companies’ combined proxy statement, which gives detailed information about the proposals and why each Company’s Board of Directors recommends that you vote to approve each of the Company’s proposals, and the actual proxy for you to sign and return. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-866-362-9331.

Your vote is important. Please vote your shares via the internet or by telephone, or complete, sign and date the enclosed proxy card (your ballot) and mail it in the postage-paid envelope included in this package.

Sincerely,

Terry Matlack
Chief Executive Officer of TYG, TYY, TYN, TPZ, NTG, TTP & NDP

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE NORTH AMERICAN ENERGY CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
TORTOISE MLP FUND, INC.
TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC.

ANSWERS TO SOME IMPORTANT QUESTIONS

Q. WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A. This proxy contains four proposals for each Company to: (i) elect two directors to serve until the 2016 Annual Stockholder Meeting: (ii) consider and approve a proposal authorizing flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions; (iii) ratify Ernst & Young LLP as the Company’s independent registered public accounting firm; and (iv) consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof.

Q. HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A. The Board of Directors of each Company unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.

Q. HOW CAN I VOTE?

A. Voting is quick and easy. You may vote your shares via the internet, by telephone (for internet and telephone voting, please follow the instructions on the proxy ballot), or by simply completing and signing the enclosed proxy ballot, and mailing it in the postage-paid envelope included in this package. You may also vote in person if you are able to attend the meeting. However, even if you plan to attend the meeting, we urge you to cast your vote early. That will ensure your vote is counted should your plans change.

This information summarizes information that is included in more detail in the Proxy Statement. We urge you to
read the entire Proxy Statement carefully.

If you have questions, call 1-866-362-9331.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of:	Tortoise Energy Infrastructure Corporation
Tortoise Energy Capital Corporation
Tortoise North American Energy Corporation
Tortoise Power and Energy Infrastructure Fund, Inc.
Tortoise MLP Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.:

NOTICE IS HEREBY GIVEN that the combined Annual Meeting of Stockholders of Tortoise Energy Infrastructure Corporation, Tortoise Energy Capital Corporation, Tortoise North American Energy Corporation, Tortoise Power and Energy Infrastructure Fund, Inc., Tortoise MLP Fund, Inc., Tortoise Pipeline & Energy Fund, Inc. and Tortoise Energy Independence Fund, Inc., each a Maryland corporation (each a “Company” and, collectively, the “Companies”), will be held on Thursday, May 30, 2013 at 10:00 a.m. Central Time at 11550 Ash Street, Suite 300, Leawood, Kansas 66211 for the following purposes:

1.	For all Companies: To elect two directors of the Company, to hold office for a term of three years and until their successors are duly elected and qualified;

2.	For all Companies: To consider and vote upon a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions;

3.	For all Companies: To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2013; and

4.	For all Companies: To consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders of record as of the close of business on March 4, 2013 are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting).

By Order of the Board of Directors of each Company,

Connie J. Savage
Secretary

March 21, 2013
Leawood, Kansas

All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote your shares via the internet, by telephone or by completing, dating, signing and returning the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. If you choose to vote using the enclosed proxy, a return envelope (which postage is prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE NORTH AMERICAN ENERGY CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
TORTOISE MLP FUND, INC.
TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC.

11550 Ash Street, Suite 300
Leawood, Kansas 66211
1-866-362-9331

COMBINED PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

MAY 30, 2013

     This combined proxy statement is being sent to you by the Boards of Directors of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), and Tortoise Energy Independence Fund, Inc. (“NDP”) (each a “Company” and collectively, the “Companies”). The Board of Directors of each Company is asking you to complete and return the enclosed proxy, permitting your shares of the Company to be voted at the annual meeting of stockholders called to be held on May 30, 2013. The Board of Directors of each Company has fixed the close of business on March 4, 2013 as the record date (the “record date”) for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof as set forth in this combined proxy statement. This combined proxy statement and the enclosed proxy are first being mailed to stockholders on or about March 22, 2013.

     Each Company’s reports can be accessed through its link on its investment adviser’s website (www. tortoiseadvisors.com) or on the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov).

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 30, 2013: This combined proxy statement is available on the internet at http://closedendfunds.tortoiseadvisors.com/annual-proxy-information/. On this site, you will be able to access the proxy statement for the annual meeting and any amendments or supplements to the foregoing material required to be furnished to stockholders.

     This combined proxy statement sets forth the information that each Company’s stockholders should know in order to evaluate each of the following proposals. The following table presents a summary of the proposals for each Company and the class of stockholders of the Company being solicited with respect to each proposal.

Proposals		Class of Stockholders of Each Company Entitled to Vote
For Each Company
1.	To elect the following individuals as directors for a term of three years:
	John R. Graham	For each of TYG, TYY, NTG and TTP — Common Stockholders and Preferred Stockholders, voting as a single class

For each of TYN, TPZ and NDP — Common Stockholders voting as a class

	H. Kevin Birzer	For each of TYG, TYY, NTG and TTP — Preferred Stockholders voting as a class

For each of TYN, TPZ and NDP — Common Stockholders voting as a class

For Each Company
2.	To approve a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions	For each of TYG, TYY, NTG and TTP — Common Stockholders and Preferred Stockholders, voting as a single class

For each of TYN, TPZ and NDP – Common Stockholders voting as a class

For Each Company
3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending November 30, 2013	For each of TYG, TYY, NTG and TTP — Common Stockholders and Preferred Stockholders, voting as a single class

For each of TYN, TPZ and NDP – Common Stockholders voting as a class

For Each Company
4.	To consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof.	For each of TYG, TYY, NTG and TTP - Common Stockholders and Preferred Stockholders, voting as a single class

For each of TYN, TPZ and NDP – Common Stockholders voting as a class

PROPOSAL ONE

ELECTION OF TWO DIRECTORS

     The Board of Directors of each Company unanimously nominated John R. Graham and H. Kevin Birzer following a recommendation by the Nominating and Governance Committee of each of TYG, TYY, TYN, TPZ, NTG, TTP and NDP for election as directors at the combined annual meeting of stockholders of the Companies. Both Mr. Graham and Mr. Birzer are currently directors of each Company. Each of Mr. Graham and Mr. Birzer has consented to be named in this proxy statement and has agreed to serve if elected. The Companies have no reason to believe that either Mr. Graham or Mr. Birzer will be unavailable to serve.

     The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) “FOR” the election of Mr. Graham and Mr. Birzer as directors of each Company. Currently, each Company has five directors. In accordance with each Company’s Articles of Incorporation, its Board of Directors is divided into three classes of approximately equal size. The terms of the directors of the different classes are staggered. The term of each of Conrad S. Ciccotello and Terry Matlack expires on the date of the 2014 annual meeting of stockholders of each Company and the term of Charles E. Heath expires on the date of the 2015 annual meeting of stockholders of each Company. Pursuant to the terms of each of TYG’s, TYY’s, NTG’s and TTP’s preferred shares, the preferred stockholders of each of those Companies have the exclusive right to elect two directors to the Company’s Board. The Board of each of TYG, TYY, NTG and TTP has designated Mr. Birzer and Mr. Heath as the directors the preferred stockholders of that Company shall have the right to elect.

     On this proposal, for each of TYG, TYY, NTG and TTP, holders of preferred shares will vote as a class on the election of Mr. Birzer as a director of that Company. For each of TYN, TPZ and NDP, holders of common shares will vote as a class on the election of Mr. Birzer as a director of that Company. Holders of common shares and preferred shares of each of TYG, TYY, NTG and TTP will vote as a single class on the election of Mr. Graham as a director of that Company. For each of TYN, TPZ, and NDP, holders of common shares will vote as a class on the election of Mr. Graham as a director of that Company. Stockholders do not have cumulative voting rights.

     With respect to each Company, if elected, Mr. Graham and Mr. Birzer will hold office until the 2016 annual meeting of stockholders of each Company and until their successors are duly elected and qualified. If either Mr. Graham or Mr. Birzer is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Company’s Board of Directors.

     The following table sets forth each Board member’s name, age and address; position(s) with the Companies and length of time served; principal occupation during the past five years; the number of companies in the Fund Complex that each Board member oversees and other public company directorships held by each Board member. Unless otherwise indicated, the address of each director is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by the Company’s investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”). As of January 31, 2013, the Fund Complex included TYG, TYY, TYN, TPZ, NTG, TTP, NDP, and an open-end fund.

Nominee For Director Who Is Independent:

Number
	Position(s) Held		of Portfolios	Other Public
	With The		in Fund	Company
	Company and		Complex	Directorships
	Length of	Principal Occupation	Overseen	Held by
Name and Age	Time Served	During Past Five Years	by Director	Director
John R. Graham (Born 1945)	Director of each Company since its inception.	Executive-in-Residence and Professor of Finance (part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development, investment and venture capital company; Owner of Graham Ventures, a business services and venture capital firm; Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	Seven	CorEnergy Infrastructure Trust, Inc

Nominee for Director Who Is An Interested Person:

Number
	Position(s) Held		of Portfolios	Other Public
	With The		in Fund	Company
	Company and		Complex	Directorships
	Length of	Principal Occupation	Overseen by	Held by
Name and Age	Time Served	During Past Five Years	Director	Director
H. Kevin Birzer* (Born 1959)	Director and Chairman of the Board of each Company since its inception.	Managing Director of the Adviser since 2002. Formerly Member, Fountain Capital Management, L.L.C. (“Fountain Capital”), a registered investment adviser (1990 – 2009); Chartered Financial Analyst (“CFA”) charterholder.	Seven	None
____________________

*	Mr. Birzer, as a principal of the Adviser, is an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.

Remaining Directors Who Are Independent:

Number
	Position(s) Held		of Portfolios	Other Public
	With The		in Fund	Company
	Company and		Complex	Directorships
	Length of	Principal Occupation	Overseen by	Held by
Name and Age	Time Served	During Past Five Years	Director	Director
Charles E. Heath (Born 1942)	Director of each Company since its inception.	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); CFA charterholder.	Seven	CorEnergy Infrastructure Trust, Inc.

Conrad S. Ciccotello (Born 1960)	Director of each Company since its inception.	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	Seven	CorEnergy Infrastructure Trust, Inc.

Remaining Director Who Is An Interested Person:

Number
	Position(s) Held		of Portfolios	Other Public
	With The		in Fund	Company
	Company and		Complex	Directorships
	Length of	Principal Occupation	Overseen by	Held by
Name and Age	Time Served	During Past Five Years	Director	Director
Terry C. Matlack* (Born 1956)	Chief Executive Officer of NTG since 2010; of each of TYG, TYY, TYN and TPZ since May 2011, and of each of TTP and NDP since its inception; Chief Financial Officer of each of TYG, TYY, TYN and TPZ from its inception to May 2011; Director of each of TYG, TYY, TYN and TPZ from its inception to September 2009, and Director of each of the Companies since November 12, 2012.	Managing Director of the Adviser since 2002; CFA charterholder.	Seven	None**
____________________

*	Mr. Matlack, as a principal of the Adviser, is an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.
**	Mr. Matlack was a director of Epiq Systems, Inc. until June 2012.

     Each director was selected to join the Company’s Board of Directors based upon their character and integrity; their service as a director for other funds in the Tortoise Fund Complex; and their willingness and ability to serve and commit the time necessary to perform the duties of a director. In addition, as to each director other than Mr. Birzer and Mr. Matlack, their status as an Independent Director, and, as to Mr. Birzer and Mr. Matlack, their roles with the Adviser, were an important factor in their selection as directors. No factor was by itself controlling.

     In addition to the information provided in the table above, each director possesses the following attributes: Mr. Ciccotello, experience as a college professor, a Ph.D. in finance and knowledge of energy infrastructure MLPs; Mr. Graham, experience as a college professor, executive leadership and business executive; Mr. Heath, executive leadership and business experience; and Mr. Birzer and Mr. Matlack, investment management experience as an executive and portfolio manager and leadership roles with the Adviser.

     Mr. Birzer serves as Chairman of the Board of Directors of each Company. Mr. Birzer is an “interested person” of the Company within the meaning of the 1940 Act. The appointment of Mr. Birzer as Chairman reflects the Board of Director’s belief that his experience, familiarity with the Company’s day-to-day operations and access to individuals with responsibility for the Company’s management and operations provides the Board of Directors with insight into the Company’s business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Company’s business, legal and other needs and the orderly conduct of meetings of the Board of Directors. Mr. Heath serves as Lead Independent Director. The Lead Independent Director will, among other things, chair executive sessions of the three directors who are Independent Directors, serve as a spokesperson for the Independent Directors and serve as a liaison between the Independent Directors and the Company’s management. The Independent Directors will regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of the Company’s size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.

Information About Executive Officers

     Mr. Birzer is the Chairman of the Board of each Company, and Mr. Matlack is the Chief Executive Officer of each Company. The preceding tables give more information about Mr. Birzer and Mr. Matlack. The following table sets forth each other executive officer’s name, age and address; position(s) held with the Company and length of time served; principal occupation during the past five years; the number of portfolios in the Fund Complex overseen by each officer and other public company directorships held by each officer. Unless otherwise indicated, the address of each officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Each officer serves until his successor is elected and qualified or until his resignation or removal. As employees of the Adviser, each of the following officers are “interested persons” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.

Number
	Position(s) Held		of Portfolios	Other Public
	With The		in Fund	Company
	Company and		Complex	Directorships
	Length of	Principal Occupation	Overseen by	Held by
Name and Age	Time Served	During Past Five Years	Officer	Officer
Zachary A. Hamel (Born 1965)	President of NTG since 2010, of each of TYG, TYY and TPZ since May 2011 and of each of TTP and NDP since its inception; Senior Vice President of each of TYY and TPZ from its inception to May 2011, of TYG from April 2007 to May 2011, and of TYN since April 2007.	Managing Director of the Adviser since 2002; Joined Fountain Capital in 1997 and was a Partner there from 2001 through September 2012; CFA charterholder.	Seven	None

P. Bradley Adams (Born 1960)	Chief Financial Officer of NTG since 2010, of each of TYG, TYY, TYN and TPZ since May 2011 and of each of TTP and NDP since its inception; Assistant Treasurer of TYG, TYY and TYN from November 2005 to May 2011 and of TPZ from inception to May 2011.	Managing Director of the Adviser since January 2013; Director of Financial Operations of the Adviser since 2005	Seven	None

Number
	Position(s) Held		of Portfolios	Other Public
	With The		in Fund	Company
	Company and		Complex	Directorships
	Length of	Principal Occupation	Overseen by	Held by
Name and Age	Time Served	During Past Five Years	Officer	Officer
David J. Schulte (Born 1961)	Senior Vice President of NTG since 2010, of each of TYG, TYY, TYN and TPZ since May 2011 and of each of TTP and NDP since its inception; Chief Executive Officer and President of each of TYG, TYY and TPZ from inception to May 2011; Chief Executive Officer of TYN from inception to May 2011 and President of TYN from inception to September 2008.	Managing Director of the Adviser since 2002; Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser; Chief Executive Officer since 2005 of Tortoise Capital Resources Corporation (“TTO”) which changed its name to CorEnergy Infrastructure Trust, Inc. on December 3, 2012 (“CORR”) and President of TTO from 2005 to April 2007 and TTO/ CORR since June 2012; CFA charterholder.	Seven	CorEnergy Infrastructure Trust, Inc.

Kenneth P. Malvey (Born 1965)	Treasurer of each of TYG, TYY and TYN since 2005 and of each of TPZ, NTG, TTP and NDP since its inception; Senior Vice President of each of TYY, TPZ, NTG, TTP and NDP since its inception and of each of TYG and TYN since 2007.	Managing Director of the Adviser since 2002; Joined Fountain Capital in 2002 and was a partner there from 2004 through September 2012; CFA charterholder.	Seven	None

Rob Thummel (Born 1972)	President of TYN since September 2008	Senior Investment Analyst of the Adviser since 2008; Investment Analyst of the Adviser from 2004 to 2008.	One	None

Committees of the Board of Directors of each Company

     Each Company’s Board of Directors currently has four standing committees: (i) the Executive Committee; (ii) the Audit Committee for each of TYG, TYY and TYN, and the Audit and Valuation Committee for each of TPZ, NTG, TTP and NDP; (iii) the Nominating and Governance Committee; and (iv) the Compliance Committee. Currently, all of the non-interested directors, Messrs. Ciccotello, Graham and Heath, are the only members of each of these committees, except for the Executive Committee, for each Company. Each Company’s Executive Committee currently consists of Mr. Birzer and Mr. Heath.

  Executive Committee. The Executive Committee of each Company has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature. Mr. Birzer is an “interested person” of each Company as defined by Section 2(a)(19) of the 1940 Act. In the absence of either member of the Executive Committee, the remaining member is authorized to act alone.

  Audit Committee/Audit and Valuation Committee. The Audit Committee of each of TYG, TYY and TYN, and the Audit and Valuation Committee of each of TPZ, NTG, TTP and NDP, was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Adviser’s website (www.tortoiseadvisors.com) and in print to any stockholder who requests it from the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The Committee: (i) approves and recommends to the Board the selection, retention or termination of the independent registered public accounting firm (“auditors”); (ii) approves services to be rendered by the auditors and monitors the auditors’ performance; (iii) reviews the results of each Company’s audit; and (iv) determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; and (v) responds to other matters as outlined in the Committee Charter. Each Committee member is “independent” as defined under the applicable New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act. The Board of Directors of each company has determined that Conrad S. Ciccotello is an “audit committee financial expert.” In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

  Nominating and Governance Committee. Each Nominating and Governance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of TYG, TYY, TYN, TPZ, NTG, TTP or NDP as defined in the 1940 Act. The Nominating and Governance Committee of each Company operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Adviser’s website (www.tortoiseadvisors.com). The Committee: (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance issues and develops and recommends to the Board corporate governance guidelines and procedures, to the extent necessary or desirable; (iv) has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms, though it has yet to exercise such authority; and (v) may not delegate its authority. The Nominating and Governance Committee will consider stockholder recommendations for nominees for membership to the Board so long as such recommendations are made in accordance with the Company’s Bylaws. Nominees recommended by stockholders in compliance with the Bylaws of the Company will be evaluated on the same basis as other nominees considered by the Committee. Stockholders should see “Stockholder Proposals and Nominations for the 2014 Annual Meeting” below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of the Company’s stockholders. Each Company’s Bylaws require all nominees for directors, at the time of nomination, (1) to be at least 21 and less than 75 years of age and have substantial expertise, experience or relationships relevant to the business of the Company and (2) to have a master’s degree in economics, finance, business administration or accounting, to have a graduate professional degree in law from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country, or to have a certification as a public accountant in the United States, or be deemed an “audit committee financial expert” as such term is defined in Item 407 of Regulation S-K as promulgated by the SEC, or to be a current director of the Company that has not reached 75 years of age. The Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications. The Committee also considers the broad background of each individual nominee for director, including how such individual would impact the diversity of the Board, but does not have a formal policy regarding consideration of diversity in identifying nominees for director.

  Compliance Committee. Each Compliance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act. Each Company’s Compliance Committee operates under a written charter adopted and approved by the Board. The committee reviews and assesses management’s compliance with applicable securities laws, rules and regulations; monitors compliance with the Company’s Code of Ethics; and handles other matters as the Board or committee chair deems appropriate.

     The Board of Directors’ role in the Company’s risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, the Company’s operations. In line with this oversight responsibility, the Board of Directors will receive reports and make inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the Company’s business operations, investment performance or reputation, but relies upon the Company’s management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from the Company’s management regarding its investment program and activities, the Board of Directors as part of its risk oversight efforts will meet at its regular meetings and as needed with the Adviser’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the Company’s policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit Committee or Audit and Valuation Committee, as applicable, and such other standing or special committees as may be established from time to time. For example, the Audit Committee or Audit and Valuation Committee, as applicable, will regularly meet with the Company’s independent public accounting firm to review, among other things, reports on internal controls for financial reporting.

     The Board of Directors believes that not all risks that may affect the Company can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Company’s goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board of Directors is subject to substantial limitations.

     None of the Companies currently has a standing compensation committee. None of the Companies has any employees and the New York Stock Exchange does not require boards of directors of registered closed-end funds to have a standing compensation committee.

     The following table shows the number of Board and committee meetings held during the fiscal year ended November 30, 2012 for each of the Companies:

	TYG	TYY	TYN	TPZ	NTG	TTP	NDP
Board of Directors	7	7	7	7	7	7	3
Executive Committee	1	1	0	0	0	0	1
Audit Committee (TYG, TYY, TYN)	4	4	4	N/A	N/A	N/A	N/A
Audit and Valuation Committee	N/A	N/A	N/A	4	4	4	2
(TPZ, NTG, TTP, NDP)
Nominating and Governance Committee	1	1	1	1	1	1	1
Compliance Committee	1	1	1	1	1	1	0

     During the 2012 fiscal year, for each of the Companies, all directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. None of the Companies has a policy with respect to Board member attendance at annual meetings. All of the directors of each of TYG, TYY, TYN, TPZ, NTG and TTP attended the Company’s 2012 annual meeting. NDP’s initial public offering occurred in July 2012 and therefore, it did not have an annual meeting of stockholders in 2012.

Director and Officer Compensation

     None of the Companies compensates any of its directors who are interested persons nor any of its officers. The following table sets forth certain information with respect to the compensation paid by each Company and the Fund Complex for fiscal 2012 to each of the current directors for their services as a director. None of the Companies has any retirement or pension plans.

Total
								Pension or		Compensation
								Retirement		from
								Benefits	Estimated	Company
								Accrued	Annual	and Fund
Name of								as Part of	Benefits	Complex
Person,								Company	Upon	Paid to
Position	Aggregate Compensation from Company(1)							Expenses	Retirement	Director
	TYG	TYY	TYN	TPZ	NTG	TTP	NDP(2)
Independent
Directors
Conrad S.	$46,000	$37,000	$21,000	$21,000	$46,000	$21,000	$6,000	$0	$0	$214,000
Ciccotello
John R.	$45,000	$36,000	$21,000	$21,000	$45,000	$21,000	$6,000	$0	$0	$211,000
Graham
Charles E.	$45,000	$36,000	$21,000	$21,000	$45,000	$21,000	$6,000	$0	$0	$211,000
Heath
____________________

(1)	No amounts have been deferred for any of the persons listed in the table.
(2)	Amounts reflect payments for fiscal 2012, which was not a full fiscal year.

     For the 2013 fiscal year, each independent director receives an annual retainer from each Company as set forth below, and a fee of $1,000 for each meeting of the Board of Directors or Audit Committee/Audit and Valuation Committee he attends in person (or $500 for each Board or Audit Committee/Audit and Valuation Committee meeting attended telephonically, or for each Audit Committee/Audit and Valuation Committee meeting attended in person that is held on the same day as a Board meeting). Independent directors also receive $500 for each other committee meeting attended in person or telephonically (other than Audit Committee/Audit and Valuation Committee meetings). The Chairman of the Audit Committee/Audit and Valuation Committee receives an additional annual retainer as set forth below. Each other committee chairman receives an additional annual retainer of $1,000. The independent directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and Board committees.

	TYG	TYY	TYN	TPZ	NTG	TTP	NDP
Annual Board Retainer	$35,000	$27,000	$8,000	$8,000	$33,000	$12,000	$12,000
Audit Committee	$2,000	$2,000	$1,000	N/A	N/A	N/A	N/A
Chairman Retainer
Audit and Valuation Committee	N/A	N/A	N/A	$1,000	$2,000	$1,000	$1,000
Chairman Retainer

     Required Vote. With respect to each of TYG, TYY, NTG and TTP Mr. Graham will be elected by the vote of a plurality of all shares of common stock and preferred stock of the Company present at the meeting, in person or by proxy, and Mr. Birzer will be elected by the vote of a plurality of all shares of preferred stock of the Company present at the meeting, in person or by proxy. With respect to TYN, TPZ and NDP, Mr. Birzer and Mr. Graham will each be elected by the vote of a plurality of all shares of common stock of the Company present at the meeting, in person or by proxy. When there are two vacancies for director, as is the case here, a vote by plurality means the two nominees with the highest number of affirmative votes, regardless of the votes withheld for the candidates, will be elected. Therefore, with respect to each Company, withheld votes and broker non votes, if any, will not be counted towards a nominee’s achievement of a plurality. With respect to each of TYG, TYY, NTG and TTP, each common share and each preferred share is entitled to one vote in the election of Mr. Graham, and each preferred share is entitled to one vote in the election of Mr. Birzer. With respect to TYN, TPZ and NDP, each common share is entitled to one vote in the election of Mr. Graham and one vote in the election of Mr. Birzer.

BOARD RECOMMENDATION

The Board of Directors of each of TYG, TYY, NTG and TTP unanimously recommends that the common and preferred stockholders of that Company vote “for” Mr. Graham as a director and that the preferred stockholders of that Company vote “for” Mr. Birzer as a director. The Board of Directors of each of TYN, TPZ and NDP unanimously recommends that the common stockholders of that Company vote “for” Mr. Graham as a director and “for” Mr. Birzer as a director.

PROPOSAL TWO

APPROVAL TO SELL COMMON SHARES
BELOW NET ASSET VALUE

     Each Company is a closed-end management investment company under the 1940 Act and is generally prohibited from issuing its common shares at a price below the net asset value per share (“NAV”), subject to certain exceptions. One of these exceptions would allow the Companies to sell their common shares below NAV if they obtain stockholder approval.

     Each Company is seeking approval of this proposal so that it may, in one or more public or private offerings of its common stock, sell or otherwise issue shares of its common stock, not exceeding 25% of its then outstanding common stock, at a price below its then current NAV, subject to certain conditions discussed below. If approved for a Company, the authorization would be effective for that Company for a period of one year or until the date of the 2014 annual meeting of stockholders for that Company, whichever is earlier. The stockholders of each of TYG, TYY, TYN, TPZ, NTG and TTP approved a proposal at their 2012 annual meetings granting each Company authority to sell its common shares below NAV subject to the same conditions set forth below. The stockholders of NDP have not previously approved such a proposal, as NDP has not previously held an annual meeting. Each Company anticipates it will seek approval to sell its shares below NAV in the future if the Board of Directors of each Company believes such approval would be in the best interests of the Company and its stockholders.

     The Board of Directors of each Company, including a majority of each Company’s independent directors, has approved this proposal as in the best interests of the Company and its stockholders and recommends it to the stockholders for their approval.

Reasons to Offer Common Stock Below NAV

     Current global economic conditions have created, and each of the Companies believes will continue to create, favorable opportunities to invest at attractive risk-adjusted returns, including opportunities that, all else being equal, could prove to be accretive to the Company’s total return over the long term. In addition, each of the Companies also believes situations may arise in which it is in the best interests of the Company and its stockholders to issue its common shares below NAV to retire outstanding leverage. Because each of the Companies generally attempts to remain fully invested and does not maintain cash for purposes of making investments or retiring leverage, each Company needs to be able to maintain consistent access to equity capital. Stockholder approval of this proposal for a Company to sell its common shares below NAV, subject to the conditions set forth herein, is expected to provide that Company such access.

     The following table lists the high and low sales prices for the common stock of each Company, as reported on the New York Stock Exchange, and the closing sales price as a percentage of NAV for its two previous fiscal years (or since its initial public offering for TTP and NDP). On March 8, 2013, the closing sales price of each Company’s common stock on the New York Stock Exchange was $46.11 per share for TYG, $32.65 per share for TYY, $27.84 per share for TYN, $26.22 per share for TPZ, $27.28 per share for NTG, $27.43 per share for TTP and $24.25 per share for NDP.

				High	Low
		Sales Price		Sales	Sales
				Price	Price
Quarter Ended	NAV(1)	High	Low	to NAV(2)	to NAV(2)
Fiscal Year Ended November 30, 2011
First Quarter
TYG	$35.46	$40.32	$36.25	13.7%	2.2%
TYY	$27.13	$29.95	$26.14	10.4%	-3.6%
TYN	$26.04	$25.82	$23.60	-0.8%	-9.4%
TPZ	$25.75	$25.30	$23.06	-1.7%	-10.4%
NTG	$26.62	$25.44	$23.61	-4.4%	-11.3%
TTP	N/A	N/A	N/A	N/A	N/A
NDP	N/A	N/A	N/A	N/A	N/A
Second Quarter
TYG	$33.35	$41.40	$37.28	24.1%	11.8%
TYY	$25.49	$29.28	$26.26	14.9%	3.0%
TYN	$25.27	$25.89	$24.02	2.5%	-4.9%
TPZ	$25.47	$25.99	$24.15	2.0%	-5.2%
NTG	$25.13	$27.05	$25.07	7.6%	-0.2%
TTP	N/A	N/A	N/A	N/A	N/A
NDP	N/A	N/A	N/A	N/A	N/A
Third Quarter
TYG	$31.91	$38.92	$32.00	22.0%	0.3%
TYY	$24.48	$26.82	$21.67	9.6%	-11.5%
TYN	$24.26	$24.59	$19.80	1.4%	-18.4%
TPZ	$24.45	$25.22	$20.35	3.1%	-16.8%
NTG	$24.03	$26.08	$21.81	8.5%	-9.2%
TTP	N/A	N/A	N/A	N/A	N/A
NDP	N/A	N/A	N/A	N/A	N/A
Fourth Quarter
TYG	$33.37	$39.80	$32.33	19.3%	-3.1%
TYY	$25.54	$26.90	$22.20	5.3%	-13.1%
TYN	$24.77	$24.55	$21.23	-0.9%	-14.3%
TPZ	$25.37	$24.41	$21.16	-3.8%	-16.6%
NTG	$24.54	$25.12	$22.05	2.4%	-10.1%
TTP	$24.42	$25.06	$24.90	2.6%	2.0%
NDP	N/A	N/A	N/A	N/A	N/A

Fiscal Year Ended November 30, 2012
First Quarter
TYG	$36.94	$43.04	$37.86	16.5%	2.5%
TYY	$28.09	$29.25	$26.28	4.1%	-6.4%
TYN	$26.64	$26.86	$23.46	0.8%	-11.9%
TPZ	$26.69	$26.29	$24.03	-1.5%	-10.0%
NTG	$26.44	$27.24	$24.95	3.0%	-5.6%
TTP	$26.49	$25.05	$22.46	-5.4%	-15.2%
NDP	N/A	N/A	N/A	N/A	N/A
Second Quarter
TYG	$32.49	$42.56	$37.36	31.0%	15.0%
TYY	$24.68	$29.44	$24.81	19.3%	0.5%
TYN	$23.77	$27.39	$24.04	15.2%	1.1%
TPZ	$25.30	$26.45	$23.62	4.5%	-6.6%
NTG	$23.58	$27.05	$24.00	14.7%	1.8%
TTP	$23.77	$25.07	$23.20	5.5%	-2.4%
NDP	N/A	N/A	N/A	N/A	N/A

				High	Low
		Sales Price		Sales	Sales
				Price	Price
Quarter Ended	NAV(1)	High	Low	to NAV(2)	to NAV(2)
Third Quarter
TYG	$35.70	$41.70	$37.10	16.8%	3.9%
TYY	$27.01	$28.17	$23.97	4.3%	-11.3%
TYN	$25.54	$26.15	$23.00	2.4%	-9.9%
TPZ	$26.50	$26.40	$23.53	-0.4%	-11.2%
NTG	$24.68	$26.75	$24.20	8.4%	-1.9%
TTP	$25.16	$25.16	$22.10	0.0%	-12.2%
NDP	$23.90	$25.85	$25.00	8.2%	4.6%
Fourth Quarter
TYG	$36.06	$41.79	$38.84	15.9%	7.7%
TYY	$27.23	$29.69	$26.21	9.0%	-3.7%
TYN	$25.51	$26.75	$23.54	4.9%	-7.7%
TPZ	$26.76	$25.83	$23.58	-3.5%	-11.9%
NTG	$24.50	$26.47	$23.45	8.0%	-4.3%
TTP	$25.24	$25.91	$22.85	2.7%	-9.5%
NDP	$22.73	$25.41	$21.46	11.8%	-5.6%
____________________

(1)	NAV is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low sales price divided by NAV.

Examples of Dilutive Effect of the Issuance of Shares Below NAV

     The following table illustrates the reduction to NAV and dilution that would be experienced by a stockholder who does not participate in three different hypothetical offerings (a “nonparticipating stockholder”) of different sizes and levels of discount to NAV. Actual sales prices and discounts may differ from the presentation below; provided the Company will not issue common shares at a price that, after deducting offering expenses and commissions, reflects a discount to NAV of more than 10%.

     The examples assume that company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and NAV per common share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount to NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount to NAV) and (3) an offering of 200,000 shares (20% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount to NAV). The table assumes offering expenses and commissions of 5%.

		Example 1		Example 2		Example 3
		5% Offering		10% Offering		20% Offering
		at 5% Discount		at 10% Discount		at 10% Discount
	Prior to Sale	Following	%	Following	%	Following	%
	Below NAV	Sale	Change	Sale	Change	Sale	Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$9.47	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$9.00	—

Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.83	(1.70)%

Share Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage of Shares Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Value
Total NAV Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$98,300	(1.70)%
Total Investment by Stockholder A
(Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A
(Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(1,700)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.83	—
Investment per Share Held by Stockholder A
(Assumed to be $10.00 per Share on Shares
Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A
(NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.17)	—
Percentage Dilution to Stockholder A
(Dilution per Share Divided by
Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(1.70)%

Conditions to Sale Below NAV

     If stockholders approve this proposal, each Company will only issue shares of its common stock at a price below NAV pursuant to this stockholder proposal if the following conditions are met:

  a majority of the Company’s directors who have no financial interest in the transaction and a majority of the Company’s independent directors have determined that any such sale would be in the best interests of the Company and its stockholders; and

  a majority of the Company’s directors who have no financial interest in the transaction and a majority of the Company’s independent directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such common stock or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

  if the net proceeds of any such sale are to be used to make investments, a majority of the Company’s directors who have no financial interest in the transaction and a majority of the Company’s independent directors, have made a determination, based on information and a recommendation from the Adviser, that they reasonably expect that the investment(s) to be made will lead to a long-term increase in distribution growth.

  the price per common share in any such sale, after deducting offering expenses and commissions, reflects a discount to NAV, as determined at any time within two business days prior to the pricing of the common stock to be sold, of no more than 10%.

     For these purposes, directors will not be deemed to have a financial interest solely by reason of their ownership of the Company’s common stock.

     As discussed below under the caption “Certain Relationships and Related Transactions – Investment Advisory Agreement,” with respect to each Company, the Adviser is paid a fee based upon the Company’s average monthly Managed Assets (as defined below). The Adviser’s interest in determining whether to recommend that a Company issue common shares below NAV may conflict with the interests of the Company and its stockholders because such an issuance will result in an increase in a Company’s Managed Assets and ultimately in the fee paid to the Adviser. The Adviser is controlled directly or indirectly by officers and the interested directors of each Company, among others. For that reason, any issuance of shares at a price below NAV must be approved by a majority of the disinterested directors.

Key Stockholder Considerations

     Before voting on this proposal or giving proxies with regard to this matter, each Company’s common stockholders should consider the dilutive effect of the issuance of shares of the Company’s common stock at less than NAV per share on the NAV per outstanding share of common stock. Any sale of common stock at a price below NAV would result in an immediate dilution of the NAV per outstanding share to existing common stockholders and may also adversely affect the market price of the Company’s common stock. There is a connection between the common share sale price and NAV because when stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the Company. As discussed above, it should be noted that the maximum number of common shares issuable below NAV that could result in such dilution is limited to 25% of the Company’s then outstanding common stock. It should also be noted that as a result, the maximum number of common shares issuable below NAV will increase as the total number of shares of the Company’s outstanding common stock increases with each offering.

     Common stockholders of a Company should also consider that holders of the Company’s common stock have no subscription, preferential or preemptive rights to acquire additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders’ holdings of common stock as a percentage of shares outstanding to the extent stockholders do not purchase sufficient shares in the offering to maintain their percentage interest. Further, if current stockholders of a Company do not purchase sufficient shares in an offering conducted by the Company to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their percentage of the Company’s distributions and their voting power will be diluted.

     Common stockholders should also consider the impact that issuances of shares of common stock below NAV have on each Company’s expense ratio. In general, assuming that a fund’s expenses consist of both fixed and variable costs, any time the fund issues shares the expense ratio should decrease because the fixed costs are spread over a larger amount of assets. If a Company issues shares of common stock below NAV, assuming its expenses consist of both fixed and variable costs, the Company’s expense ratio will decrease; however, it will not decrease as much as it would have had the shares been issued at NAV.

     Finally, any sale of substantial amounts of a Company’s common stock in the open market may adversely affect the market price of its common stock. In addition, future sales of a Company’s common stock to the public, including through an offering below NAV, may create a potential market overhang, which is the existence of a large block of shares readily available for sale that could lead the market to discount the value of shares held by other investors.

Required Vote

     For each Company, the proposal must be approved by both (a) the affirmative vote of a majority of all common stockholders of record, as of the record date (the “Registered Common Stockholder Vote”), and (b) the affirmative vote of a majority of the shares voted, in person or by proxy, at the meeting by the holders of common stock and the holders of preferred stock (if any), voting together as a single class (the “Majority Stockholder Vote”). If both approvals are not obtained, the proposal will not pass.

     For purposes of the Registered Common Stockholder Vote, the number of common shares held by any single stockholder will not be relevant. For purposes of the Registered Common Stockholder Vote, abstentions and broker non-votes, if any, recorded by record owners will have the effect of a vote against the proposal.

     With respect to each Company, for purposes of the Majority Stockholder Vote, each common share, and in the case of TYG, TYY, NTG and TTP each preferred share, is entitled to one vote, and abstentions and broker non-votes will not be counted as shares voted and will have no effect on the result of the vote.

     The vast majority of stockholders hold their shares beneficially through brokers and are not stockholders of record. In fact, as of February 21, 2013, TYG, TYY, TYN, TPZ, NTG, TTP and NDP had 73, 51, 27, 7, 7, 4 and 3 stockholders of record, respectively.

     Stockholders should note that various affiliates of the Adviser, such as certain of its Managing Directors and employees, are stockholders of record of certain of the Companies and intend to participate in the Registered Common Stockholder Vote. Because there may be few stockholders of record, these affiliates may represent a substantial percentage of the total number of such Company’s stockholders of record. For that reason, votes cast by these affiliates may determine whether this proposal is approved pursuant to the Registered Common Stockholder Vote. In order to mitigate the conflict of interest these affiliates may have in voting for this proposal pursuant to the Registered Common Stockholder Vote, each such affiliate intends to vote in favor of this proposal pursuant to the Registered Common Stockholder Vote only if this proposal is approved pursuant to the Majority Stockholder Vote. Using this method, the approval of the proposal is likely to be determined by the Majority Stockholder Vote.

BOARD RECOMMENDATION

The Board of Directors of each Company unanimously recommends that stockholders of the Company vote “for” the proposal to allow the Company to sell its common shares below net asset value.

PROPOSAL THREE

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of Directors of each Company recommends that the stockholders of the Company ratify the selection of Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm (“independent auditors”), to audit the accounts of the Company for the fiscal year ending November 30, 2013. E&Y’s selection was approved by each Company’s Audit Committee (Audit and Valuation Committee in the case of TPZ, NTG and TTP). Their selection also was ratified and approved by the Board of Directors of each Company, including a majority of the directors who are not “interested persons” of the Company within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards.

     E&Y has audited the financial statements of each Company since prior to each Company’s commencement of business (TYG in February 2004, TYY in May 2005, TYN in October 2005, TPZ in July 2009, NTG in July 2010, TTP in October 2011 and NDP in July 2012) and does not have any direct financial interest or any material indirect financial interest in any of the Companies. A representative of E&Y is expected to be available at the meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. Each Company’s Audit Committee (Audit and Valuation Committee in the case of TPZ, NTG and TTP) meets twice each year with representatives of E&Y to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.

Required Vote

     E&Y will be ratified as a Company’s independent registered public accounting firm by the affirmative vote of a majority of the shares voted, in person or by proxy, at the meeting by the holders of common stock and the holders of preferred stock (if any), voting together as a single class. With respect to each of TYG, TYY, NTG and TTP, each common share and each preferred share is entitled to one vote on this proposal. With respect to TYN, TPZ and NDP, each common share is entitled to one vote on this proposal. For the purposes of the vote on this proposal for each Company, abstentions and broker non-votes will not be counted as shares voted and will have no effect on the result of the vote.

BOARD RECOMMENDATION

The Board of Directors of each Company unanimously recommends that stockholders of the Company vote “for” the ratification of Ernst & Young LLP as the Company’s Independent Public Accounting Firm.

AUDIT COMMITTEE REPORT — TYG, TYY and TYN
AUDIT AND VALUATION COMMITTEE REPORT — TPZ, NTG, TTP and NDP

     The Audit Committee of each of TYG, TYY and TYN, and the Audit and Valuation Committee of each of TPZ, NTG, TTP and NDP, reviews the Company’s annual financial statements with both management and the independent auditors.

     The Audit Committee or Audit and Valuation Committee, as applicable, of each Company, in discharging its duties, has met with and has held discussions with management and the Company’s independent auditors. Each Company’s Audit Committee or Audit and Valuation Committee, as applicable, has reviewed and discussed the Company’s audited financial statements for the fiscal year ended November 30, 2012 with management. Management of each Company has represented to the independent auditors that the Company’s financial statements were prepared in accordance with U.S. generally accepted accounting principles.

     The Audit Committee or Audit and Valuation Committee, as applicable, of each Company has also discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The independent auditors provided to each Company’s Audit Committee or Audit and Valuation Committee, as applicable, the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee or Audit and Valuation Committee, as applicable, concerning independence, and each Company’s Audit Committee, or Audit and Valuation Committee, as applicable, discussed with representatives of the independent auditors their firm’s independence with respect to that Company.

     With respect to each Company, based on the Audit Committee’s or Audit and Valuation Committee’s review and discussions with management and the independent auditors, the representations of management and the reports of the independent auditors to the committee, the Audit Committee or Audit and Valuation Committee, as applicable, recommended that the Board include the audited financial statements in the Company’s Annual Report for filing with the SEC.

The Audit Committee of each of
TYG, TYY and TYN
The Audit and Valuation Committee of each of
TPZ, NTG, TTP and NDP

Conrad S. Ciccotello (Chairman)
Charles E. Heath
John R. Graham

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Each Company’s Audit Committee (Audit and Valuation Committee in the case of TPZ, NTG, TTP and NDP) selected E&Y as the independent registered public accounting firm to audit the books and records of the Company for its fiscal year ending November 30, 2013. E&Y is registered with the Public Company Accounting Oversight Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FEES AND SERVICES

     The following table sets forth the approximate amounts of the aggregate fees billed to each Company for the fiscal years ended November 30, 2011 and 2012 by E&Y, respectively:

	TYG		TYY		TYN
	2011	2012	2011	2012	2011	2012
Audit Fees(1)	$149,000	$187,000	$175,000	$201,000	$105,000	$107,000
Audit-Related Fees(2)	$2,000	—	—	—	—	—
Tax Fees(3)	$58,000	$55,000	$53,000	$48,000	$37,000	$36,000
All Other Fees	—	—	—	—	—	—
Aggregate Non-Audit Fees	$60,000	$55,000	$53,000	$48,000	$37,000	$36,000

	TPZ		NTG		TTP
	2011	2012	2011	2012	2011	2012
Audit Fees(1)	$105,000	$105,000	$105,000	$146,000	$64,000	$100,000
Audit-Related Fees(2)	$2,000	—	—	—	—	—
Tax Fees(3)	$17,000	$19,000	$49,000	$48,000	—	$12,000
All Other Fees	—	—	—	—	—	—
Aggregate Non-Audit Fees	$19,000	$19,000	$49,000	$48,000	—	$12,000

	NDP
	2011	2012
Audit Fees(1)	(4)	$79,000
Audit-Related Fees(2)	(4)	—
Tax Fees(3)	(4)	—
All Other Fees	(4)	—
Aggregate Non-Audit Fees	(4)	—
____________________

(1)	For professional services rendered with respect to the audit of each Company’s financial statements and the review of each Company’s statutory and regulatory filings with the SEC.
(2)	For professional services rendered with respect to assurance related services in connection with each Company’s compliance with its rating agency guidelines.
(3)	For professional services for tax compliance, tax advice and tax planning.
(4)	NDP commenced operations on July 31, 2012 and did not pay E&Y any fees in 2011.

     The Audit Committee of each Company (Audit and Valuation Committee in the case of TPZ, NTG, TTP and NDP) has adopted pre-approval policies and procedures. Under these policies and procedures, the Audit Committee of each Company (Audit and Valuation Committee in the case of TPZ, NTG, TTP and NDP) pre-approves (i) the selection of the Company’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Company, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. With respect to each Company, the Chairman of the Audit Committee of the Company (Audit and Valuation Committee in the case of TPZ, NTG, TTP and NDP) may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full Audit Committee (Audit and Valuation Committee in the case of TPZ, NTG, TTP and NDP) at its next meeting for ratification. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since each Company’s respective adoption of these policies and procedures, the Audit Committee of the Company (Audit and Valuation Committee in the case of TPZ, NTG, TTP and NDP) has pre-approved all audit and non-audit services provided to the Company by E&Y. None of these services provided by E&Y were approved by the Audit Committee (Audit and Valuation Committee in the case of TPZ, NTG, TTP and NDP) pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of E&Y’s hours spent on auditing each Company’s financial statements were attributed to work performed by full-time permanent employees of E&Y.

     The Adviser paid to E&Y $0 in 2011 and $15,000 in 2012 for tax services provided to the Adviser. These non-audit services were not required to be preapproved by each Company’s Audit Committee (Audit and Valuation Committee in the case of TPZ, NTG, TTP and NDP). No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to any of the Companies, has paid to, or been billed for fees by, E&Y for non-audit services rendered to the Adviser or such entity during the Companies’ last two fiscal years.

     The Audit Committee of each Company (Audit and Valuation Committee in the case of TPZ, NTG, TTP and NDP) has considered whether E&Y’s provision of services (other than audit services) to the Company, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Company is compatible with maintaining E&Y’s independence in performing audit services.

OTHER MATTERS

     The Board of Directors of each Company knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

     At December 31, 2012 each director beneficially owned (as determined pursuant to Rule 16a-1(a) (2) under the Exchange Act) shares of each Company overseen by such director in the Fund Complex having values within the indicated dollar ranges. Other than the Fund Complex, with respect to each Company, none of the Company’s directors who are not interested persons of the Company, nor any of their immediate family members, has ever been a director, officer or employee of the Adviser or its affiliates.

Director	Dollar Range of Holdings in the Company(1)
	TYG	TYY	TYN
Interested Persons
H. Kevin Birzer	Over $100,000	Over $100,000	Over $100,000
Terry C. Matlack	Over $100,000	Over $100,000	Over $100,000

Independent Persons
Conrad S. Ciccotello	Over $100,000	$50,001-$100,000	$50,001-$100,000
John R. Graham	Over $100,000	Over $100,000	$50,001-$100,000
Charles E. Heath	Over $100,000	Over $100,000	$10,001-$50,000

Director	Dollar Range of Holdings in the Company(1)
	TPZ	NTG	TTP
Interested Persons
H. Kevin Birzer	$10,001-$50,000	$50,001-$100,000	Over $100,000
Terry C. Matlack	$50,001-$100,000	$50,001-$100,000	Over $100,000

Independent Persons
Conrad S. Ciccotello	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
John R. Graham	$10,001-$50,000	Over $100,000	$10,001-$50,000
Charles E. Heath	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000

Director	Dollar Range of Holdings in the Company(1)
NDP
Interested Persons
H. Kevin Birzer	$50,001-$100,000
Terry C. Matlack	$10,001-$50,000

Independent Persons
Conrad S. Ciccotello	$10,001-$50,000
John R. Graham	$50,001-$100,000
Charles E. Heath	$10,001-$50,000

Aggregate Dollar Range of Holdings in Funds Overseen
Director	by Director in Fund Complex(2)
Interested Persons
H. Kevin Birzer	Over $100,000
Terry C. Matlack	Over $100,000

Independent Persons
Conrad S. Ciccotello	Over $100,000
John R. Graham	Over $100,000
Charles E. Heath	Over $100,000
____________________

(1)	Based on the closing price of each Company’s common shares on the New York Stock Exchange on December 31, 2012.
(2)	Includes TYG, TYY, TYN, TPZ, NTG, TTP and NDP and an open-end fund. Amounts based on the closing price of each of TYG’s, TYY’s, TYN’s, TPZ’s, NTG’s, TTP’s and NDP’s common shares on the New York Stock Exchange on December 31, 2012 and the net asset value of the open-end fund on December 31, 2012.

     At December 31, 2012, each director, each officer and the directors and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of shares of common and preferred stock of each Company (or percentage of outstanding shares). Unless otherwise indicated each individual has sole investment and voting power with respect to the shares listed.

	Number of Shares
	TYG		TYG		TYY		TYN
	Common		Preferred		Common		Common
	Shares		Shares		Shares		Shares
Independent Directors
Conrad S. Ciccotello	3,991.12	(1)	0		2,107.24		2,552.86	(2)
John R. Graham	10,492.49	(4)	0		4,821.87	(5)	2,349.33	(6)
Charles E. Heath	8,000.00	(10)	0		6,300.00	(11)	1,800.00	(12)

Interested Directors and Officers
H. Kevin Birzer	46,170.92	(15)	0		18,769.24	(16)	7,122.93	(17)
Terry C. Matlack	15,528.41	(22)	2,500	(22)	13,484.49	(23)	15,024.24	(22)
Zachary A. Hamel	4,334.00	(24)	4,650	(25)	4,150.00	(26)	600.00
Kenneth P. Malvey	9,400.67	(27)	10,900	(28)	1,750.14	(29)	2,338.61	(30)
David J. Schulte	3,336.00		0		1,517.00	(34)	245.79	(35)
P. Bradley Adams	3,319.48	(36)	4,600	(37)	1,679.33	(38)	1,452.51	(39)
Rob Thummel	N/A		N/A		N/A		982.63

Directors and Officers as a Group
(9 for TYG, TYY, TPZ, NTG and TTP;
10 for TYN and NDP	104,573.10		22,650		54,479.31		34,468.90

	Number of Shares
	TPZ		NTG		TTP		NDP
	Common		Preferred		Common		Common
	Shares		Shares		Shares		Shares
Independent Directors
Conrad S. Ciccotello	693.00	(3)	694.63		534.20		500.00
John R. Graham	1,037.73	(6)	7,315.45	(7)	2,068.40	(8)	4,019.98	(9)
Charles E. Heath	3,500.00	(13)	2,000.00	(14)	1,000.00		1,000.00

Interested Directors and Officers
H. Kevin Birzer	1,000.00	(18)	3,736.59	(19)	5,300.96	(20)	4,500.00	(21)
Terry C. Matlack	3,796.53	(22)	3,228.18	(22)	4,273.60	(22)	2,000.00	(22)
Zachary A. Hamel	1,000.00		4,000.00		0		0
Kenneth P. Malvey	1,934.00	(31)	5,941.00	(32)	1,229.54	(33)	1,000.00
David J. Schulte	2,000.00		3,000.00		0		1,000.00
P. Bradley Adams	2,071.20	(40)	515.77	(41)	106.84	(42)	225.00
Rob Thummel	N/A		N/A		N/A		1,000.00

Directors and Officers as a Group
(9 for TYG, TYY, TPZ, NTG and TTP;
10 for TYN and NDP)	17,032.46		30,283.57		14,445.13		15,244.98

None of the independent directors and none of the interested directors and officers hold any TYY preferred shares, NTG preferred shares or TTP preferred shares.

% of Outstanding Shares (43)
	TYG Common Shares	TYG Preferred Shares	TYY Common Shares	TYN Common Shares	TPZ Common Shares	NTG Common Shares	TTP Common Shares	NDP Common Shares
Independent Directors
Conrad S. Ciccotello	*	N/A	*	*	*	*	*	*
John R. Graham	*	N/A	*	*	*	*	*	*
Charles E. Heath	*	N/A	*	*	*	*	*	*

Interested Directors and Officers
H. Kevin Birzer	*	N/A	*	*	*	*	*	*
Terry C. Matlack	*	*	*	*	*	*	*	*
Zachary A. Hamel	*	*	*	*	*	*	*	*
Kenneth P. Malvey	*	*	*	*	*	*	*	*
David J. Schulte	*	N/A	*	*	*	*	*	*
P. Bradley Adams	*	*	*	*	*	*	*	*
Rob Thummel	N/A	N/A	N/A	*	N/A	N/A	N/A	*

Directors and Officers as a	*	*	*	*	*	*	*	*
Group (9 for TYG, TYY,
TPZ, NTG and TTP;
10 for TYN and NDP)
____________________

* Indicates less than 1%.
(1)	Mr. Ciccotello holds 300 of these shares jointly with his wife.
(2)	Mr. Ciccotello holds 337 of these shares jointly with his wife.
(3)	Mr. Ciccotello holds these shares jointly with his wife.
(4)	Includes 3,000 shares held by the John R. Graham Trust, of which Mr. Graham is the sole trustee, and 4,000 shares held by Master Teachers Employee Benefit Pension Trust, of which Mr. Graham is the sole trustee and for which he disclaims beneficial ownership.
(5)	Includes 1,666.89 shares held by the John R. Graham Trust, of which Mr. Graham is the sole trustee.
(6)	All shares held by the John R. Graham Trust, of which Mr. Graham is the sole trustee.
(7)	Includes 2,315.45 shares held by the John R. Graham Trust, of which Mr. Graham is the sole trustee, and 2000 shares held by Mr. Graham as co-trustee of his wife’s trust.
(8)	Includes 1,068.40 shares held by the John R. Graham Trust, of which Mr. Graham is the sole trustee.
(9)	Includes 1,019.98 shares held by the John R. Graham Trust, of which Mr. Graham is the sole trustee.
(10)	All shares held by the Charles E. Heath Trust, of which Mr. Heath is a trustee.
(11)	Includes 4,300 shares held by the Charles E. Heath Trust #1, of which Mr. Heath is a trustee, and 2,000 shares held by the Charles F. Heath Trust #1, Trust B, of which Mr. Heath is a trustee.
(12)	All shares held by the Charles E. Heath Trust #1, of which Mr. Heath is a trustee.
(13)	All shares held by the Charles F. Heath Trust #1, Trust B, of which Mr. Heath is a trustee.
(14)	All shares held by the Charles F. Heath Trust #1, Trust B, of which Mr. Heath is a trustee.
(15)	Includes 33,084.20 shares Mr. Birzer holds jointly with his wife and 1,696.84 shares held by Mr. Birzer’s minor children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian. Excludes shares held by his adult child no longer living at his home.
(16)	Includes 17,935.68 shares Mr. Birzer holds jointly with his wife and 833.56 shares held by Mr. Birzer’s minor children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian. Excludes shares held by his adult child no longer living at his home.
(17)	Includes 6,306.21 shares Mr. Birzer owns jointly with his wife and 816.72 shares held by Mr. Birzer’s minor children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian. Excludes shares held by his adult child no longer living at his home.

(18)	Includes 500 shares Mr. Birzer holds jointly with his wife and 500 shares held by Mr. Birzer’s minor children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian. Excludes shares held by his adult child no longer living at his home.
(19)	Includes 3,157.72 shares Mr. Birzer holds jointly with his wife and 578.87 shares held by Mr. Birzer’s minor children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian. Excludes shares held by his adult child no longer living at his home.
(20)	Includes 4,773.60 shares Mr. Birzer owns jointly with his wife and 527.36 shares held by Mr. Birzer’s minor children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian. Excludes shares held by his adult child no longer living at his home.
(21)	Includes 500 shares held by Mr. Birzer’s minor children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian. Excludes shares held by his adult child no longer living at his home.
(22)	All shares are held in the Matlack Living Trust, U/A DTD 12/30/04, of which Mr. Matlack and his wife are co-trustees and share voting and investment power with respect to the shares.
(23)	Includes 12,977.89 shares held in the Matlack Living Trust, U/A DTD 12/30/04, of which Mr. Matlack and his wife are co-trustees and share voting and investment power with respect to the shares.
(24)	Includes 320 shares held by Mr. Hamel’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(25)	Includes 1,150 shares held by Mr. Hamel’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(26)	Includes 150 shares held by Mr. Hamel’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(27)	Includes 2,129.48 shares held by Mr. Malvey’s wife, 121 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian and 123 shares held by his grandmother’s trust for which he served as co-trustee. Excludes 167 shares held by his in-laws over which he has dispositive power, but over which he disclaims beneficial ownership.
(28)	Includes 2,400 shares held by his grandmother’s trust for which he served as co-trustee. Excludes 500 shares held by his in-laws over which he has dispositive power, but over which he disclaims beneficial ownership.
(29)	Includes 500 shares held by Mr. Malvey’s wife and 100 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian. Excludes 111.01 shares held by his in-laws over which he has dispositive power, but over which he disclaims beneficial ownership.
(30)	Includes 100 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian and 124 shares held by his grandmother’s trust for which he served as co-trustee.
(31)	Includes 750 shares held by Mr. Malvey’s wife, 100 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian, and 334 shares held by his grandmother’s trust for which he served as co-trustee.
(32)	Includes 1,000 shares held by Mr. Malvey’s wife, 100 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian, and 3,841 shares held by his grandmother’s trust for which he served as co-trustee.
(33)	Includes 106.92 shares held by Mr. Malvey’s wife and 53.46 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(34)	Includes 200 shares held in children’s accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.
(35)	Includes 200 shares held in children’s accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.
(36)	Includes 540.11 shares held jointly with his wife and 336.78 shares held jointly with his son.
(37)	Includes 250 shares held by his wife and 2,250 shares held jointly with his son.
(38)	Includes 422.77 shares held jointly with his wife.
(39)	Includes 653.36 shares held jointly with his wife and 487.05 shares held jointly with his son.
(40)	Includes 811.20 shares held jointly with his son.
(41)	Includes 115.77 shares held jointly with his wife.

(42)	Held jointly with his wife.
(43)	Based on the following shares outstanding as of December 31, 2012: 28,296,347 shares of TYG common stock, 7,300,000 shares of TYG preferred stock, 19,847,518 shares of TYY common stock, 6,301,191 shares of TYN common stock, 6,951,333 shares of TPZ common stock, 46,559,833 shares of NTG common stock, 10,004,200 shares of TTP common stock, and 14,504,200 shares of NDP common stock.

     As of December 31, 2012, to the knowledge of TYG, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding common shares of TYG. As of December 31, 2012, to the knowledge of TPZ, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding shares of TPZ. As of December 31, 2012, to the knowledge of NTG, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding common shares of NTG. As of December 31, 2012, to the knowledge of TTP, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding common shares of TTP. As of December 31, 2012, to the knowledge of NDP, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding common shares of NDP.

     The table below indicates the persons known to TYG to own 5% or more of its shares of preferred stock as of December 31, 2012. The beneficial owner listed below has sole power to vote and dispose of the shares listed in the table below.

	Number of TYG	Percent
Name and Address	Preferred Shares	of Class
Karpus Management, Inc., d/b/a Karpus	561,423(**)	7.7%(**)
Investment Management (*)
183 Sully’s Trail
Pittsford, New York 14534
____________________

(*)	Information with respect to this beneficial owner and its beneficial ownership is based on a Schedule 13G amendment filed on January 27, 2012.
(**)	These shares were redeemed by the Company on January 7, 2013.

     The table below indicates the persons known to TYY to own 5% or more of its shares of common stock as of December 31, 2012. The beneficial owners listed below share the power to vote and dispose of the shares listed in the table below.

	Number of TYY	Percent of
Name and Address	Common Shares	Class
First Trust Portfolios L.P.(*)	1,282,796	6.5%
First Trust Advisers L.P.(*)
The Charger Corporation(*)
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
____________________

(*)	Information based on a Schedule 13G amendment jointly filed by The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P. on January 31, 2013. The Charger Corporation is the General Partner of both First Trust Portfolios L.P. and First Trust Advisors L.P. First Trust Portfolios L.P. acts as sponsor of certain unit investment trusts which hold shares of TYY.

     The table below indicates the persons known to TYY to own 5% or more of its shares of preferred stock as of December 31, 2012. Each of the beneficial owners listed below has no voting power over, and shares the power to dispose of, the shares listed in the table below.

	Number of TYY	Percent of
Name and Address	Preferred Shares	Class
RiverNorth Capital Management, LLC(*)	334,415	6.7%
325 N. LaSalle Street, Suite 645
Chicago, IL 60654-7030

NWQ Investment Management, LLC(**)	272,700	5.5%
2049 Century Park East, 16th Floor
Los Angeles, CA 90067
____________________

(*)	Information with respect to this beneficial owner and its beneficial ownership is based on a Schedule 13G filed on February 15, 2013.
(**)	Information with respect to this beneficial owner and its beneficial ownership is based on a Schedule 13G filed on February 14, 2013.

     The table below indicates the persons known to TYN to own 5% or more of its shares of common stock as of December 31, 2012. The beneficial owners listed below have no voting power over, and share the power to dispose of, the shares listed in the table below.

	Number of TYN	Percent of
Name and Address	Common Shares	Class
First Trust Portfolios L.P.(*)	424,896	6.7%
First Trust Advisers L.P.(*)
The Charger Corporation(*)
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
____________________

(*)	Information based on a Schedule 13G amendment jointly filed by The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P. on January 10, 2013. The Charger Corporation is the General Partner of both First Trust Portfolios L.P. and First Trust Advisors L.P. First Trust Portfolios L.P. acts as sponsor of certain unit investment trusts which hold shares of TYN.

     The table below indicates the persons known to NTG to own 5% or more of its shares of preferred stock as of December 31, 2012.

	Number of NTG	Percent of
Name and Address	Preferred Shares	Class
Massachusetts Mutual Life Insurance Co.(*)	3,000,000	83.3%
1295 State Street
Springfield, Massachusetts 01111

United of Omaha Life Insurance Company(**)	400,000	11.1%
Mutual of Omaha Plaza
Omaha, Nebraska 68175-1011

Phoenix Life Insurance Company	200,000	5.6%
One American Row
Hartford, CT 06102
____________________

(*)	Information with respect to this beneficial owner and its beneficial ownership is based on a Form 4 filed on November 1, 2010. The reporting person directly beneficially owns all of the shares.
(**)	Information with respect to this beneficial owner and its beneficial ownership is based on a Form 4 filed on November 1, 2010. The reporting person directly beneficially owns all of the shares.

     The table below indicates the persons known to TTP to own 5% or more of its shares of preferred stock as of December 31, 2012.

	Number of TTP	Percent of
Name and Address	Preferred Shares	Class
Massachusetts Mutual Life Insurance Co.(*)	520,000	81.2%
1295 State Street
Springfield, Massachusetts 01111

Phoenix Life Insurance Company	120,000	18.8%
One American Row
Hartford, CT 06102
____________________

(*)	Information with respect to this beneficial owner and its beneficial ownership is based on a Form 4 filed on December 12, 2011. The reporting person directly beneficially owns 454,000 of the shares and indirectly beneficially owns 66,000 of the shares through two different wholly-owned subsidiaries.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Investment Advisory Agreement.

     Tortoise Capital Advisors, LLC is each Company’s investment adviser. The Adviser’s address is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. As of January 31, 2013, the Adviser had approximately $10.4 billion of client assets under management. The Adviser may be contacted at the address listed on the first page of this proxy statement.

     Pursuant to the terms of an Advisory Agreement between TYG and the Adviser, dated September 15, 2009 (the “TYG Advisory Agreement”), TYG pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 0.95% of the Company’s average monthly Managed Assets. The Adviser has agreed to waive all fees due under the TYG Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the at-the-market equity program for a six month period following the date of issuance. In its last fiscal year, TYG incurred $15,782,415 in net fees due to the Adviser under the TYG Advisory Agreement.

     Pursuant to the terms of an Advisory Agreement between TYY and the Adviser, dated September 15, 2009 (the “TYY Advisory Agreement”), TYY pays to the Adviser a fee equal on an annual basis to 0.95% annually of TYY’s average monthly Managed Assets for such services. The Adviser has agreed to waive all fees due under the TYY Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the at-the-market equity program for a six month period following the date of issuance. In its last fiscal year, TYY incurred $8,129,894 in net fees due to the Adviser under the TYY Advisory Agreement.

     Pursuant to the terms of an Advisory Agreement between TYN and the Adviser, dated September 15, 2009 (the “TYN Advisory Agreement”), TYN pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 1.00% of TYN’s average monthly Managed Assets. In its last fiscal year, TYN incurred $2,178,097 in net fees due to the Adviser under the TYN Advisory Agreement.

     Pursuant to the terms of an Advisory Agreement between TPZ and the Adviser, dated September 15, 2009 (the “TPZ Advisory Agreement”), TPZ pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 0.95% of the Company’s average monthly Managed Assets. The Adviser waived fees in the amount of 0.10 percent of average monthly Managed Assets for the period from January 1, 2012 through December 31, 2012, and has agreed to a fee waiver of 0.10 percent of average monthly Managed Assets for the period from January 1, 2013 through December 31, 2013. In its last fiscal year, TPZ incurred $1,837,223 in net fees due to the Adviser under the TPZ Advisory Agreement.

     Pursuant to the terms of an Advisory Agreement between NTG and the Adviser, dated July 27, 2010 and which became effective upon the closing of NTG’s initial public offering (the “NTG Advisory Agreement”), NTG pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 0.95% of the Company’s average monthly Managed Assets. The Adviser waived fees in the amount of 0.20% of Managed Assets from July 28, 2011 through December 31, 2012, and has agreed to a fee waiver of 0.15% of Managed Assets from January 1, 2013 through December 31, 2013, 0.10% of Managed Assets from January 1, 2014 through December 31, 2014, and 0.05% of Managed Assets from January 1, 2015 through December 31, 2015. In addition, the Adviser has agreed to waive all fees due under the NTG Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the at-the-market equity program for a six month period following the date of issuance. In its last fiscal year, NTG incurred $12,236,478 in net fees due to the Adviser under the NTG Advisory Agreement.

     Pursuant to the terms of any Advisory Agreement between TTP and the Adviser, dated September 12, 2011 and which became effective upon the closing of TTP’s initial public offering (the “TTP Advisory Agreement”), TTP pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 1.10% of the Company’s average monthly Managed Assets. The Adviser waived fees in the amount of 0.25% of Managed Assets from the closing of TTP’s initial public offering through December 31, 2012, and has agreed to a fee waiver of 0.20% of Managed Assets from January 1, 2013 through December 31, 2013, and 0.15% of Managed Assets from January 1, 2014 through December 31, 2014. In its last fiscal year, TTP incurred $2,818,995 in net fees due to the Adviser under the TTP Advisory Agreement.

     Pursuant to the terms of any Advisory Agreement between NDP and the Adviser, dated July 6, 2012 and which became effective upon the closing of NDP’s initial public offering (the “NDP Advisory Agreement”), NDP pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 1.10% of the Company’s average monthly Managed Assets. The Adviser has agreed to a fee waiver of 0.15%, 0.15%, 0.10% and 0.10% of Managed Assets through July 30, 2013, July 30, 2014, July 30, 2015 and July 30, 2016, respectively. In its last fiscal year, NDP incurred $1,150,782 in net fees due to the Adviser under the NDP Advisory Agreement.

     With respect to each Company, “Managed Assets” means the total assets of the Company (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities other than (1) net deferred tax liability or debt entered into for the purpose of leverage and (2) the aggregate liquidation preference of any outstanding preferred shares.

     The Adviser is wholly-owned by Tortoise Holdings, LLC (“Tortoise Holdings”). Montage Investments, LLC, a wholly-owned subsidiary of Mariner Holdings, LLC, owns a majority interest in Tortoise Holdings, LLC, with the remaining interests held by the five members of the Adviser’s investment committee, H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte, some of whom are also officers of each Company, and certain other senior employees of the Adviser. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are employed by the Adviser. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte receive a fixed salary from the Adviser for the services they provide, and each is eligible for an annual cash bonus based on the earnings of the Adviser and the satisfaction of certain other conditions. As a result of the foregoing, they may each be deemed to have an indirect material interest in fees paid to the Adviser.

MORE INFORMATION ABOUT THE MEETING

     Stockholders. At the record date, each Company had the following number of shares issued and outstanding:

	Common Shares	Preferred Shares
TYG	28,396,285	8,000,000
TYY	19,910,376	5,000,000
TYN	6,306,162	N/A
TPZ	6,951,333	N/A
NTG	46,694,200	3,600,000
TTP	10,004,200	640,000
NDP	14,504,200	N/A

     How Proxies Will Be Voted. All proxies solicited by the Board of Directors of each Company that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be counted as a vote FOR the proposals described in this proxy statement.

     How To Vote. You may vote your shares by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the postage-paid envelope included in this package. You may also vote in person if you are able to attend the meeting.

     Expenses and Solicitation of Proxies. The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Companies on a pro rata basis. Each Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Company. In order to obtain the necessary quorum for a Company at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, the Adviser, the Company’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations. If a proxy solicitor is retained by any Company, the costs associated with all proxy solicitation are not anticipated to exceed $35,000. None of the Companies will pay any representatives of the Company or the Adviser any additional compensation for their efforts to supplement proxy solicitation.

     Revoking a Proxy. With respect to each Company, at any time before it has been voted, you may revoke your proxy by: (1) sending a letter stating that you are revoking your proxy to the Secretary of the Company at the Company’s offices located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.

     Quorum. With respect to each Company, the presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum. For purposes of determining the presence or absence of a quorum, shares present at the annual meeting that are not voted, or abstentions, and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares) will be treated as shares that are present at the meeting but have not been voted.

     With respect to each Company, if a quorum is not present in person or by proxy at the meeting, the chairman of the meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, have the power to adjourn the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

     Availability of Annual Report of TYG, TYY, TYN, TPZ, NTG, TTP and NDP. Each Company will furnish without charge upon written request a copy of its most recent annual report. Each such request must include a good faith representation that, as of the record date, the person making such request was a beneficial owner of the Company’s common shares entitled to vote at the annual meeting of stockholders. Such written request should be directed to the Company’s Secretary at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, (866) 362-9331.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require each Company’s directors and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Company’s equity securities to file forms reporting their affiliation with the Company and reports of ownership and changes in ownership of the Company’s shares with the SEC and the New York Stock Exchange. Those persons and entities are required by SEC regulations to furnish the applicable Company with copies of all Section 16(a) forms they file. Based on a review of those forms furnished to the Company, each Company believes that its directors and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during the last fiscal year, except that Conrad Ciccotello was late in reporting the sale of a fractional share of TYN in connection with a brokerage account transfer, Zachary Hamel was late in reporting the sale of a fractional share of TYY in connection with closing an account, David Schulte was late in reporting the sale of a fractional share of each of TYG, TYY, TYN and NTG in connection with gifting and closing of certain accounts and certain affiliates of the Adviser controlled by Mariner Holdings, LLC were late in filing Form 3s for NDP. The Form 4s for Mr. Ciccotello, Mr. Hamel and Mr. Schulte and the Form 3s for Mariner Holdings, LLC affiliates have been filed. To the knowledge of management of each Company, no person is the beneficial owner (as defined in Rule 16a-1 under the Exchange Act) of more than 10% of a class of such Company’s equity securities.

ADMINISTRATOR

     TYG, TYY, TYN, TPZ, NTG, TTP and NDP have each entered into administration agreements with US Bancorp Fund Services, LLC whose principal business address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

STOCKHOLDER COMMUNICATIONS

     Stockholders are able to send communications to the Board of Directors of each Company. Communications should be addressed to the Secretary of the applicable Company at its principal offices at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The Secretary will forward any communications received directly to the Board of Directors or particular director, as applicable.

CODE OF ETHICS

     Each of the Companies has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes personal trading procedures for employees designated as access persons and which is available through the Company’s link on its investment adviser’s website (www.tortoiseadvisors.com).

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2014 ANNUAL MEETING

     Method for Including Proposals in a Company’s Proxy Statement. Under the rules of the SEC, if you want to have a proposal included in a Company’s proxy statement for its next annual meeting of stockholders, that proposal must be received by the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, not later than 5:00 p.m., Central Time on November 22, 2013. Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act. Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.

     Other Proposals and Nominations. If you want to nominate a director or have other business considered at a Company’s next annual meeting of stockholders but do not want those items included in our proxy statement, you must comply with the advance notice provision of the Company’s Bylaws. Under each Company’s Bylaws, nominations for director or other business proposals to be addressed at the Company’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, no earlier than November 22, 2013 in the case of TYG and October 23, 2013 in the case of each of TYY, TYN, TPZ, NTG, TTP and NDP, nor later than 5:00 p.m. Central Time on December 22, 2013 in the case of TYG and November 22, 2013 in the case of each of TYY, TYN, TPZ, NTG, TTP and NDP. The stockholder must satisfy certain requirements set forth in the Company’s Bylaws and the notice must contain specific information required by the Company’s Bylaws. With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain information regarding such person’s ownership of Company shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act. With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business. Any stockholder wishing to make a proposal should carefully read and review the applicable Company’s Bylaws. A copy of each Company’s Bylaws may be obtained by contacting the Secretary of the Company at 1-866-362-9331 or by writing the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.

     These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in any Company’s proxy statement under the rules of the SEC.

     A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.

By Order of the Board of Directors

Connie J. Savage
Secretary

March 21, 2013

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE NORTH AMERICAN ENERGY CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
TORTOISE MLP FUND, INC.
TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE

[Tortoise Logo]

Proxy — Tortoise Energy Infrastructure Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 30, 2013

The undersigned holder of common shares of Tortoise Energy Infrastructure Corporation appoints P. Bradley Adams and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Infrastructure Corporation to be held on May 30, 2013 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in	[ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

A.	Election of Directors – The Board of Directors recommends a vote “FOR” the Nominee below.
1.	Nominee:
			FOR	WITHHOLD
	John R. Graham		[ ]	[ ]

B.	Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.
2.	Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2013 annual meeting of stockholders.

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2013:

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.	Non-Voting Items
Change of Address – Please print new address below.		Meeting Attendance
Mark box to the right ☐ if you plan to attend the Annual Meeting.

D.	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) –	Signature 1 – Please keep signature	Signature 2 – Please keep signature
Please print date below	within the box.	within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE

[Tortoise Logo]

Proxy — Tortoise Energy Infrastructure Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 30, 2013

The undersigned holder of preferred shares of Tortoise Energy Infrastructure Corporation appoints P. Bradley Adams and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Infrastructure Corporation to be held on May 30, 2013 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in	[ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

A.	Election of Directors – The Board of Directors recommends a vote “FOR” the Nominees below.
1.	Nominee:
			FOR	WITHHOLD
	John R. Graham		[ ]	[ ]

			FOR	WITHHOLD
	H. Kevin Birzer		[ ]	[ ]

B.	Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.
2.	Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2013 annual meeting of stockholders.

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2013:

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.	Non-Voting Items
Change of Address – Please print new address below.		Meeting Attendance
Mark box to the right ☐ if you plan to attend the Annual Meeting.

D.	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) –	Signature 1 – Please keep signature	Signature 2 – Please keep signature
Please print date below	within the box.	within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE

[Tortoise Logo]

Proxy — Tortoise Energy Capital Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 30, 2013

The undersigned holder of common shares of Tortoise Energy Capital Corporation appoints P. Bradley Adams and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Capital Corporation to be held on May 30, 2013 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in	[ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

A.	Election of Directors – The Board of Directors recommends a vote “FOR” the Nominee below.
1.	Nominee:
			FOR	WITHHOLD
	John R. Graham		[ ]	[ ]

B.	Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.
2.	Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2013 annual meeting of stockholders.

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2013:

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.	Non-Voting Items
Change of Address – Please print new address below.		Meeting Attendance
Mark box to the right ☐ if you plan to attend the Annual Meeting.

D.	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) –	Signature 1 – Please keep signature	Signature 2 – Please keep signature
Please print date below	within the box.	within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE

[Tortoise Logo]

Proxy — Tortoise Energy Capital Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 30, 2013

The undersigned holder of preferred shares of Tortoise Energy Capital Corporation appoints P. Bradley Adams and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Capital Corporation to be held on May 30, 2013 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in	[ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

A.	Election of Directors – The Board of Directors recommends a vote “FOR” the Nominees below.
1.	Nominee:
			FOR	WITHHOLD
	John R. Graham		[ ]	[ ]

			FOR	WITHHOLD
	H. Kevin Birzer		[ ]	[ ]

B.	Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.
2.	Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2013 annual meeting of stockholders.

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2013:

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.	Non-Voting Items
Change of Address – Please print new address below.		Meeting Attendance
Mark box to the right ☐ if you plan to attend the Annual Meeting.

D.	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) –	Signature 1 – Please keep signature	Signature 2 – Please keep signature
Please print date below	within the box.	within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE

[Tortoise Logo]

Proxy — Tortoise North American Energy Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 30, 2013

The undersigned holder of common shares of Tortoise North American Energy Corporation appoints P. Bradley Adams and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise North American Energy Corporation to be held on May 30, 2013 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in	[ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

A.	Election of Directors – The Board of Directors recommends a vote “FOR” the Nominees below.
1.	Nominee:
			FOR	WITHHOLD
	John R. Graham		[ ]	[ ]

			FOR	WITHHOLD
	H. Kevin Birzer		[ ]	[ ]

B.	Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.
2.	Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2013 annual meeting of stockholders.

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2013:

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.	Non-Voting Items
Change of Address – Please print new address below.		Meeting Attendance
Mark box to the right ☐ if you plan to attend the Annual Meeting.

D.	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) –	Signature 1 – Please keep signature	Signature 2 – Please keep signature
Please print date below	within the box.	within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE

[Tortoise Logo]

Proxy — Tortoise Power and Energy Infrastructure Fund, Inc.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 30, 2013

The undersigned holder of common shares of Tortoise Power and Energy Infrastructure Fund, Inc. appoints P. Bradley Adams and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Power and Energy Infrastructure Fund, Inc. to be held on May 30, 2013 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in	[ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

A.	Election of Directors – The Board of Directors recommends a vote “FOR” the Nominees below.
1.	Nominee:
			FOR	WITHHOLD
	John R. Graham		[ ]	[ ]

			FOR	WITHHOLD
	H. Kevin Birzer		[ ]	[ ]

B.	Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.
2.	Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2013 annual meeting of stockholders.

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2013:

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.	Non-Voting Items
Change of Address – Please print new address below.		Meeting Attendance
Mark box to the right ☐ if you plan to attend the Annual Meeting.

D.	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) –	Signature 1 – Please keep signature	Signature 2 – Please keep signature
Please print date below	within the box.	within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE.

[Tortoise Logo]

Proxy — Tortoise MLP Fund, Inc.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 30, 2013

The undersigned holder of common shares of Tortoise MLP Fund, Inc. appoints P. Bradley Adams and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise MLP Fund, Inc. to be held on May 30, 2013 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in	[ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE.

A.	Election of Directors – The Board of Directors recommends a vote “FOR” the Nominee below.
1.	Nominee:
			FOR	WITHHOLD
	John R. Graham		[ ]	[ ]

B.	Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.
2.	Approval for the Company’s sale, with approval of its Board of Directors, of warrants or securities to subscribe for or convertible into shares of common stock and issuance of the common shares issuable pursuant to such warrants or securities, subject to the limitations set forth in the proxy statement for the 2013 annual meeting of stockholders.

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2013.

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.	Non-Voting Items
Change of Address – Please print new address below.		Meeting Attendance
Mark box to the right ☐ if you plan to attend the Annual Meeting.

D.	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) –	Signature 1 – Please keep signature	Signature 2 – Please keep signature
Please print date below	within the box.	within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE.

[Tortoise Logo]

Proxy — Tortoise MLP Fund, Inc.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 30, 2013

The undersigned holder of preferred shares of Tortoise MLP Fund, Inc. appoints P. Bradley Adams and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise MLP Fund, Inc. to be held on May 30, 2013 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in	[ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE.

A.	Election of Directors – The Board of Directors recommends a vote “FOR” the Nominees below.
1.	Nominee:
			FOR	WITHHOLD
	John R. Graham		[ ]	[ ]

			FOR	WITHHOLD
	H. Kevin Birzer		[ ]	[ ]

B.	Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.
2.	Approval for the Company’s sale, with approval of its Board of Directors, of warrants or securities to subscribe for or convertible into shares of common stock and issuance of the common shares issuable pursuant to such warrants or securities, subject to the limitations set forth in the proxy statement for the 2013 annual meeting of stockholders.

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2013.

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.	Non-Voting Items
Change of Address – Please print new address below.		Meeting Attendance
Mark box to the right ☐ if you plan to attend the Annual Meeting.

D.	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) –	Signature 1 – Please keep signature	Signature 2 – Please keep signature
Please print date below	within the box.	within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE

[Tortoise Logo]

Proxy — Tortoise Pipeline & Energy Fund, Inc.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 30, 2013

The undersigned holder of common shares of Tortoise Pipeline & Energy Fund, Inc. appoints P. Bradley Adams and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Pipeline & Energy Fund, Inc. to be held on May 30, 2013 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in	[ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

A.	Election of Directors – The Board of Directors recommends a vote “FOR” the Nominee below.
1.	Nominee:
			FOR	WITHHOLD
	John R. Graham		[ ]	[ ]

B.	Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.
2.	Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2013 annual meeting of stockholders.

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2013:

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.	Non-Voting Items
Change of Address – Please print new address below.		Meeting Attendance
Mark box to the right ☐ if you plan to attend the Annual Meeting.

D.	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) –	Signature 1 – Please keep signature	Signature 2 – Please keep signature
Please print date below	within the box.	within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE

[Tortoise Logo]

Proxy — Tortoise Pipeline & Energy Fund, Inc.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 30, 2013

The undersigned holder of preferred shares of Tortoise Pipeline & Energy Fund, Inc. appoints P. Bradley Adams and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Pipeline & Energy Fund, Inc. to be held on May 30, 2013 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in	[ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

A.	Election of Directors – The Board of Directors recommends a vote “FOR” the Nominees below.
1.	Nominee:
			FOR	WITHHOLD
	John R. Graham		[ ]	[ ]

			FOR	WITHHOLD
	H. Kevin Birzer		[ ]	[ ]

B.	Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.
2.	Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2013 annual meeting of stockholders.

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2013:

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.	Non-Voting Items
Change of Address – Please print new address below.		Meeting Attendance
Mark box to the right ☐ if you plan to attend the Annual Meeting.

D.	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) –	Signature 1 – Please keep signature	Signature 2 – Please keep signature
Please print date below	within the box.	within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE

[Tortoise Logo]

Proxy — Tortoise Energy Independence Fund, Inc.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 30, 2013

The undersigned holder of common shares of Tortoise Energy Independence Fund, Inc. appoints P. Bradley Adams and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Independence Fund, Inc. to be held on May 30, 2013 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in	[ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

A.	Election of Directors – The Board of Directors recommends a vote “FOR” the Nominees below.
1.	Nominee:
			FOR	WITHHOLD
	John R. Graham		[ ]	[ ]

			FOR	WITHHOLD
	H. Kevin Birzer		[ ]	[ ]

B.	Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.
2.	Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2013 annual meeting of stockholders.

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2013:

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.	Non-Voting Items
Change of Address – Please print new address below.		Meeting Attendance
Mark box to the right ☐ if you plan to attend the Annual Meeting.

D.	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) –	Signature 1 – Please keep signature	Signature 2 – Please keep signature
Please print date below	within the box.	within the box.
/ /